UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2008, WMS Industries (the “Corporation”) issued a press release relating to its results for the quarter and fiscal year ended June 30, 2008. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  Shortly after the issuance of the August 5, 2008 press release, the Corporation held a conference call with investors, analysts and others further discussing fourth fiscal quarter and fiscal year financial results and financial guidance, including a question and answer period.  A transcript of that conference call is being filed with the SEC as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

This information furnished under “Item 2.02. Results of Operations and Financial Condition”, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2008, the Board of Directors, upon the recommendation of the Compensation Committee, approved the amount of the annual cash bonuses to be awarded to executive officers named in our proxy statement.  Brian R. Gamache, Orrin J. Edidin and Scott D. Schweinfurth will receive bonuses calculated based on the Corporation’s financial performance for the fiscal year ended June 30, 2008 in accordance with bonus matrices for such period previously approved by the Board of Directors.  Kathleen J. McJohn and Patricia C. Barten will receive bonuses in the amounts of $233,533 and $214,968, respectively, based on the Corporation’s financial performance for the fiscal year ended June 30, 2008 in accordance with the bonus matrices for such period and a discretionary portion based on individual performance.  All such bonuses will be payable when bonuses are paid generally to the Corporation’s officers.

Item 8.01 Other Events

Additionally, on August 5, 2008, the Corporation announced that its Board of Directors had authorized the repurchase of up to $100 million of the Company’s common stock.  This authorization, which remains in effect through August 4, 2010, expands and extends the $50 million authorization under which approximately $10 million remains available, making a total of approximately $110 million available.  Pursuant to the authorization, the Company may make purchases from time to time in the open market through block purchases or in privately negotiated transactions.  A copy of the press release is furnished with this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

 Exhibits                         Description

99.1	Press Release of WMS Industries Inc. dated August 5, 2008

99.2	Transcript of WMS Industries Inc. Conference Call held on August 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

/s/ Kathleen J. McJohn

Name: Kathleen J. McJohn
Title: Vice President, General Counsel and Secretary

Date: August 8, 2008

Exhibit Index

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated August 5, 2008
99.2	Transcript of WMS Industries Inc. Conference Call held on August 5, 2008